EXHIBIT 10-17

                          LOAN AND SECURITY AGREEMENT

          This Loan and Security Agreement ("Agreement") is entered into this 9th day of March, 1998 by and between PARAMARK ENTERPRISES, INC. ("Borrower") and Charles Loccisano ("Lender").

                                   BACKGROUND

          A. Borrower desires to establish certain financing arrangements with, and borrow funds from Lender and Lender is willing to establish such arrangements for, and make loans to Borrower under the terms and provisions hereinafter set forth.

          B. Lender has previously advanced funds to Borrower pursuant to a convertible note dated January 12, 1997.

          C. The parties desire to define the terms and conditions of the relationship and to reduce their agreements to writing.

          NOW THEREFORE, the parties hereto, intending to legally bound hereby, agree as follows:

                              SECTION 1. THE LOAN.

          1.1 Subject to the terms and conditions of this Agreement, Lender hereby agrees to make available to Borrower a revolving credit facility in an aggregate principal amount not to exceed at any one time outstanding Four Hundred Thirty Nine Thousand Two Hundred and Twenty Five Dollars ($439,225) (the "Loan"). The Loan shall be available from Lender to Borrower, unless sooner terminated pursuant to the terms hereof, until the earlier of: (i) March 9, 1999 or the Company's receipt of funds from an alternative source to fund its working capital needs ("Maturity Date"). After the Maturity Date, Borrower shall not request and Lender shall not make any further advances under the Loan.

          1.2 Interest on the outstanding principal balance of cash advances under the Loan shall accrue at a rate equal to 5.39% per annum. All interest shall be due and payable quarterly on the last day of each calendar quarter commencing with the first calendar quarter after the date of this Agreement and on the Maturity Date. Interest shall be calculated on the basis of a year of 365 days but charged for the actual number of days elapsed.

          1.3 The outstanding principal of each cash advance under the Loan shall be due and payable in full on the Maturity Date. Outstanding advances under the Loan may be prepaid at any time and from time to time and any such payment shall first be applied to accrued and unpaid interest.
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          1.4  Borrower  may  request a draw under the Loan by giving  notice to
Lender and Lender shall make the advance by crediting such proceeds in accordance with Borrowers instructions. Payments by Borrower under the Loan shall be made to Lender at the Borrower's office located in Secaucus, New Jersey.

          1.5 The proceeds of advances under the Loan issued hereunder shall be used solely for the purpose of providing the Borrower with working capital to fund the Company's operations.

                             SECTION 2. COLLATERAL

          2.1 As security for payment of all debts, liabilities and obligations of Borrower to Lender, Borrower grants to Lender a continuing first lien and security interest in, upon and to all of Borrower's rights to receive payments payable to the Borrower pursuant to the Purchase Agreement dated June 3, 1996, between the Borrower, T.J. Holding and T.J. Holding Company, Inc., a subsidiary of Arby's, Inc. d/b/a Triarc Restaurant Group ("Collateral").

          2.2 Borrower shall execute and deliver such instruments, documents and agreements as Lenders may reasonably require to effectuate the terms and provisions hereof and to create, perfect, protect and preserve all security interests created hereunder. Borrower shall deliver to Lender all Instruments, including promissory notes, with such endorsements as Lender may require to perfect the security interest hereunder.

                        SECTION 3. CONDITIONS PRECEDENT

          3.1  Closing  under  this   Agreement  is  subject  to  the  following
conditions precedent (all documents to be in form and substance satisfactory to Lender):

          a. Borrower and Lender shall have executed the Agreement;

          b. Borrower shall have executed and delivered to Lender a promissory note evidencing Borrower's obligation to repay the Loan;

          c. Borrower shall have issued to Lender 263,535 restricted shares of its Common Stock;

          d. Borrower shall deliver to Lender certified copies of the appropriate resolution of Borrower authorizing the execution, delivery and performance of this Agreement and each document required to be delivered by any section hereof, and

          e. Borrower shall repay amounts previously advanced by the Lender under the convertible note dated January 12, 1997.

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
                    SECTION 4. REPRESENTATIONS AND WARRANTIES

          4.1 To induce Lender to make the Loan available to Borrower, Borrower represents and warrants to Lender that:

                   a. Borrower is a corporation and is duly organized and validly existing under the laws of the State of Delaware and has the power to carry on its business in jurisdictions where the nature of its business transactions make such qualification necessary except where the failure to do so would not have a material adverse effect on Borrower.

                   b. The execution and delivery by Borrower of this Agreement and the performance by it of the transactions herein contemplated are and will be within its corporate powers, have been and will be duly authorized, and are not and will not be in contravention of any law, order of court or other agency of government, or the terms of Borrower's Articles of Incorporation or by-laws, or of any indenture, agreement or undertaking to which Borrower is a party or by which Borrower's property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking, or result in the imposition of any charge or encumbrance of any nature on Borrowers property.

                   c. This Agreement and any assignments, agreements, instruments or other documents, when delivered, will be legal, valid, binding and enforceable in accordance with their respective terms (subject to applicable bankruptcy, insolvency, reorganization and other laws and general equitable principles affecting the enforceability of creditor's rights).

                        SECTION 5. DEFAULT AND REMEDIES.

          5.1 Each of the following events shall constitute an Event of Default ("Event of Default"):

                   a. If Borrower fails to pay any principal, interest, charges, fees, expenses or other monetary obligations of Borrower owing to Lender arising out of or incurred in connection with this Agreement on the date such payment is due and payable; or

                   b. If any representation or warranty contained herein or in any agreement executed or delivered by Borrower to Lender in connection herewith is false, erroneous or misleading in any material respect when made or Borrower breaches any covenant or undertaking of Borrower herein or in any agreement executed or delivered by Borrower to Lender in connection herewith; or

                   c.  If  any  breach  or  default   occurs  under  any  surety
agreement, or if any surety agreement, or any obligation to perform thereunder is terminated, or if any surety dies; or

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
                   d. If any action is commenced for the dissolution or liquidation of Borrower or any proceeding is commenced for reorganization or liquidation of Borrower's debts under the Bankruptcy Code or any other state or federal law now or hereafter enacted for the relief of debtors whether instituted by or against Borrower.

          5.2 Upon the occurrence of an Event of Default, and in addition to all rights, options or remedies available to Lender whether at law or equity or both, Lender may;

                   a. cease making any advances under the Loan;

                   b. declare all debts, liabilities, and obligations owing under the Loan immediately due and payable all without demand, notice, protest or further action of any other kind; and

                   c. exercise all rights and remedies under the Uniform Commercial Code and any other applicable law or in equity

                            SECTION 6. MISCELLANEOUS.

          6.1 This Agreement and all related instruments, documents and agreements shall be governed by and construed in accordance with the substantive laws of the State of New Jersey. The provisions of this Agreement and all other agreements and documents referred to herein are to be deemed severable, and the invalidity or unenforceability of any provision or document shall not affect or impair the remaining provisions or documents but shall continue in full force and effect.

          6.2 Each party to this Agreement shall pay all of its costs and expenses incurred (including, without limitation, reasonable attorneys' fees) relating to this Agreement and all related agreements and documents including, without limitation, expenses incurred in the analysis, negotiation, preparation, closing, administration and enforcement of this Agreement, the enforcement, protection and defense of the rights of Lender in and to the Loan or otherwise hereunder and any expenses relating to extensions, amendments, waivers or consents (whether or not granted or consummated) pursuant to the provisions hereof.

          6.3 This Agreement may be executed in any number of counter-parts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument.

          6.4 Borrower and Lender each hereby waive any and all rights either may have to a jury trial in connection with any litigation commenced by or against Lender with respect to rights and obligations of the parties hereto or under any other instrument, document or agreement executed in connection herewith.

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

         IN WITNESS WHEREOF, the undersigned have executed this Agreement the day and year first above written.

PARAMARK ENTERPRISES, INC.

By: /s/ Alan Gottlich
          Name: Alan Gottlich
          Title: President


/s/ Charles Loccisano
Charles Loccisano




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